UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 24, 2012

AMGEN INC.

(Exact name of registrant as specified in its charter)

Delaware	000-12477	95-3540776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Amgen Center Drive Thousand Oaks, CA		91320-1799
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code

805-447-1000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2012, Amgen Inc. (the Company) issued a press release announcing its unaudited results of operations for the three months ended March 31, 2012 and its unaudited financial position as of March 31, 2012. The full text of the press release is set forth in Exhibit 99.1 attached hereto.

In its press release the Company included certain historical non-U.S. Generally Accepted Accounting Principles (non-GAAP) financial measures as defined in Regulation G promulgated by the Securities and Exchange Commission with respect to March 31, 2012 and for the three months ended March 31, 2012 and 2011. Reconciliations for such historical non-GAAP financial measures are attached to the press release set forth as Exhibit 99.1 attached hereto. The Company believes that its presentation of historical non-GAAP financial measures provides useful supplementary information to and facilitates additional analysis by investors. These historical non-GAAP financial measures are in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP).

As of March 31, 2012

As of March 31, 2012, the Company reported a non-GAAP financial measure for total outstanding debt which excluded the impact of bifurcating the debt and equity components of its convertible notes as required by U.S. accounting standards for these securities commencing in 2009. The Company believes that excluding this impact provides a supplemental measure of financial condition that will facilitate comparisons before, during and after its convertible notes are outstanding.

Three months ended March 31, 2012

For the three months ended March 31, 2012, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•

the incremental expense resulting from accelerating depreciation as a result of our transaction with Boehringer Ingelheim (BI) involving our Fremont, California manufacturing facility (the 2012 BI Fremont Transaction Expense);

•	the impact of expensing stock options;

•	acquisition related expenses;

•	the non-cash amortization of product technology rights acquired in a prior year business combination (the Product Technology Rights’ Amortization);

•	certain charges, pursuant to our continuing efforts to improve cost efficiencies in our operations in 2011 (the Cost-Savings Initiatives Expense);

•	the expense resulting from changes in the estimated fair values of the contingent consideration obligations related to a prior year business combination (the Contingent Consideration Costs);

•	the expense related to certain legal proceedings (the Legal Expense);

•	the non-cash interest expense associated with our convertible notes (the Non-Cash Interest Expense); and

•	the tax effect of the adjustments above in 2012 (the 2012 Tax Effect).

For the three months ended March 31, 2012, the Company reported non-GAAP financial results for cost of sales (excludes amortization of certain acquired intangible assets) (COS) expense, research and development (R&D) expense, selling, general and administrative (SG&A) expense, and weighted average shares used in the calculation of adjusted diluted earnings per share:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	COS expense was also adjusted to exclude the 2012 BI Fremont Transaction Expense;

•	R&D expense and SG&A expense were also adjusted to exclude the effects of the acquisition-related expenses; and

•	weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options.

The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures of profitability that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the 2012 BI Fremont Transaction Expense and the acquisition-related expenses provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred.

For the three months ended March 31, 2012, the Company reported non-GAAP provision for income taxes, non-GAAP net income and non-GAAP earnings per share excluding, where applicable:

•

the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above;

•	the Product Technology Rights’ Amortization;

•	the Cost-Savings Initiatives Expense;

•	the Contingent Consideration Costs;

•	the Legal Expense;

•	the Non-Cash Interest Expense; and

•	the 2012 Tax Effect.

The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Cost-Savings Initiatives Expense and the Legal Expense provides supplemental measures of profitability that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Contingent Consideration Costs and the Non-Cash Interest Expense provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the 2012 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

Three months ended March 31, 2011

For the three months ended March 31, 2011, the Company’s adjustments to GAAP financial measures relate to amounts associated with:

•	the impact of expensing stock options;

•

the incremental expense resulting from accelerating depreciation and accruing losses for facility operating leases as a result of our transaction with BI involving our Fremont, California manufacturing facility (the 2011 BI Fremont Transaction Expense);

•	the non-cash amortization of R&D technology intangible assets acquired in business combinations in prior years (the R&D Technology Intangible Assets’ Amortization);

•	acquisition-related expenses;

•	the Product Technology Rights’ Amortization;

•	the Cost-Savings Initiatives Expense;

•	the Non-Cash Interest Expense;

•	the tax effect of the adjustments above in 2011 (the 2011 Tax Effect); and

•	the income tax benefit related to certain prior period charges excluded from adjusted earnings (the 2011 Prior Period Charges Tax Benefit).

For the three months ended March 31, 2011, the Company reported non-GAAP financial results for COS expense, R&D expense, SG&A expense, and weighted average shares used in the calculation of adjusted diluted earnings per share:

•	COS expense, R&D expense and SG&A expense were adjusted to exclude the effects of expensing stock options;

•	COS expense was also adjusted to exclude the 2011 BI Fremont Transaction Expense;

•	R&D expense was also adjusted to exclude the R&D Technology Intangible Assets’ Amortization and the effects of the acquisition-related expenses;

•	SG&A expense was also adjusted to exclude the effects of the acquisition-related expenses; and

•	weighted average shares used in the calculation of adjusted diluted earnings per share were adjusted to exclude the related effects of expensing stock options.

The Company believes that excluding the impact of expensing stock options and the related effects of expensing stock options provide supplemental measures that will facilitate comparisons between periods before and during when such expenses are incurred. The Company believes that excluding the 2011 BI Fremont Transaction Expense and the acquisition-related expenses provide supplemental measures of profitability that will facilitate comparisons before, during and after such expenses are incurred. The Company believes that excluding the R&D Technology Intangible Assets’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property.

For the three months ended March 31, 2011, the Company reported non-GAAP adjusted provision for income taxes, adjusted net income and adjusted earnings per share excluding, where applicable:

•

the foregoing expense amounts and the related effects of expensing stock options on weighted average shares used in the calculation of adjusted diluted earnings per share for the reasons discussed above;

•	the Product Technology Rights’ Amortization;

•	the Cost-Savings Initiatives Expense;

•	the Non-Cash Interest Expense;

•	the 2011 Tax Effect; and

•	the 2011 Prior Period Charges Tax Benefit.

The Company believes that excluding the Product Technology Rights’ Amortization treats those assets as if the Company had developed them internally in the past, and thus provides a supplemental measure of profitability in which the Company’s acquired intellectual property is treated in a comparable manner to its internally developed intellectual property. The Company believes that excluding the Cost-Savings Initiatives Expense and the 2011 Prior Period Charges Tax Benefit provide supplemental measures that will facilitate comparisons between periods in which such items did not occur. The Company believes that excluding the Non-Cash Interest Expense provides a supplemental measure of profitability that will facilitate comparisons before, during and after such expense is incurred. The Company believes that excluding the 2011 Tax Effect provides a supplemental measure of profitability that will facilitate comparisons before, during and after the related adjustments have occurred.

The Company uses the foregoing non-GAAP financial measures in connection with its own budgeting and financial planning.

Due to the differing treatments of expensing stock options for the purpose of presenting adjusted earnings per share within and across industries, the Company also reported non-GAAP adjusted earnings per share including the impact of expensing stock options for the three months ended March 31, 2012 and 2011, as a convenience to investors.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release dated April 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMGEN INC.

Date: April 24, 2012	By:	/s/ Jonathan M. Peacock
	Name:	Jonathan M. Peacock
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document Description

99.1	Press release dated April 24, 2012